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                                                                   EXHIBIT 10.14

                               EXCHANGE AGREEMENT


         THIS EXCHANGE AGREEMENT is made and entered into this 1st day of March, 1996, by and among Aviation Group, Inc., a Texas corporation (the "Company"), and Louisiana Economic Development Corporation ("LEDC").

                              W I T N E S S E T H:

         WHEREAS, LEDC has loaned $407,689.77 to Pride Aviation, Inc., an Oklahoma corporation ("Pride"), as evidenced by that certain Amended and Restated Promissory Note (the "Note") of even date herewith made by Pride and payable to the order of LEDC in the original principal amount of $407,689.77; and

         WHEREAS, the Company desires to grant to LEDC the right to exchange the indebtedness represented by the Note for shares of Common Stock, $0.01 par value per share, of the Company (the "Stock"); and

         WHEREAS, LEDC and the Company are entering into this Exchange Agreement for the purpose of setting forth the terms and conditions upon which LEDC may exchange the indebtedness evidenced by the Note for the Stock;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

         1.       Exchange Rights.

                  a.      Terms.  The holder of the Note ("Holder")
shall have the right from time to time to exchange any or all of the unpaid indebtedness thereof (including accrued but unpaid interest) for shares of the Stock at an exchange rate of Four and 50/100 Dollars ($4.50) of indebtedness per share of the Stock. Such exchange right may be exercised at any time prior
to the maturity date of the Note.   To effect such exchange, Holder must tender
the Note to the Company at its offices in Dallas, Texas, together with a written notice of exercise of such exchange right stating the amount thereof being exchanged. Upon the giving of the notice of exchange and receipt of the Note by the Company as hereinabove provided, no further interest shall accrue upon the exchanged indebtedness thereof, the amount of the exchanged indebtedness shall be deemed canceled, and the Company shall issue to Holder a certificate evidencing the shares of the Stock to which Holder is entitled in proper form. The Company will pay any documentary stamp taxes attributable to the initial issuance of shares of the Stock upon the exchange of any debt represented by the Note.

                  b. Adjustments. In the event of any stock dividend, split, combination or reclassification directly affecting the then outstanding shares of the Stock, the then effective
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exchange rate at which the indebtedness of the Note may be exchanged for shares of the Stock shall be proportionately adjusted, upward or downward, to prevent dilution or enlargement of the rights of Holder, effective at the close of business on the date of such dividend, split, combination or reclassification. In the event the Stock shall be changed into another kind of capital stock or debt (otherwise then through a stock dividend, split, combination or reclassification) or shall represent the right to receive some other security or property, as a result of any capital reorganization or any merger or consolidation with another corporation in which the Company is not the surviving corporation, or any sale of all or substantially all of the assets of the Company to another corporation, such debt shall (subject to further adjustment in the exchange price as herein provided) thereafter entitle Holder to acquire upon exchange thereof the kind and number of shares of stock or other securities or property to which Holder would have been entitled if it had the Stock issuable upon the exchange of the debt evidenced by the Note immediately prior to such capital reorganization, merger, consolidation or sale of assets.

                  c. Securities Laws and Transfers. Holder acknowledges that the Company has no obligation to register the shares of Stock to be issued upon exchange of the Note under applicable securities laws or to provide a prospectus for any offer or transfer thereof by Holder. The shares of the Stock to be issued upon exchange of the Note shall not be registered pursuant to the Securities Act of 1933 or any state securities law or regulation. The certificates evidencing such shares shall bear an appropriate legend to the effect that such shares have not been registered under the Securities Act of 1933 nor under the securities laws of any state and that such shares may not be sold within the United States of America unless so registered or unless the Company shall receive an opinion of counsel satisfactory to it that such registration is unnecessary.

                  d. No Fractional Shares. No fractional shares of the Stock shall be issued upon exchange of the Note. Instead of any fractional share which would otherwise be issuable upon such exchange, the Company will pay a cash adjustment with respect to such fractional share in an amount equal to the same fraction of the then effective exchange rate.

                  e. Rules of Procedure. The Board of Directors of the Company, or a committee established by it, shall have the right from time to time to adopt specific rules of procedure to carry out the full intent of the exchange provisions of this Exchange Agreement and to do all reasonable acts therefor; provided that such rules and acts shall not violate the specific terms of this Exchange Agreement or the Note.

         2. Recognition of Holder. Prior to receiving notice of any transfer of the Note, the Company may treat the then current Holder, as reflected on the records of the Company, as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.





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         3.       Miscellaneous.

                  a. The Company shall at all times reserve and hold available sufficient shares of the Stock to satisfy all exchange rights of this Exchange Agreement and the Note. Shares deliverable upon the exchange of the Note shall, at delivery, be fully paid and nonassessable, free from all taxes, liens and charges arising out of their issuance. In the case of the exchange of less than all of the indebtedness of the Note, the Company shall cause Pride to cancel the Note and execute and deliver a new promissory note of like tenor and date for the balance of the unpaid and unexchanged indebtedness.

                  b. This Exchange Agreement does not entitle Holder to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on the shares of the Stock into which the principal amount thereof may be exchanged until, and except to the extent that, the exchange right granted in this Exchange Agreement is exercised.

                  c. The Note is not subject to redemption. No provisions of this Exchange Agreement or the Note restrict any declaration of dividends by the Company, require the maintenance by the Company of any reserves or any minimum financial condition, or restrict the incurrence of additional debt or the issuance of additional securities by the Company.

                  d. This Exchange Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. No provision hereof shall be construed to create any right in any person not a party hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Exchange Agreement on the day and year first above written.

WITNESSES:                                 AVIATION GROUP, INC., a Texas
corporation


/s/ TOM HUSSEY                             By: /s/ LEE SANDERS
----------------------------                 ---------------------------------
                                           Name: Lee Sanders
                                               -------------------------------
/s/ T M SANDERS                            Title: President
----------------------------                    ------------------------------

                                           LOUISIANA ECONOMIC DEVELOPMENT
                                           CORPORATION


/s/ LAURA B. WALKER                        By: /s/ KEVIN P. REILLY, SR.
----------------------------                  ---------------------------------
                                           Name: Kevin P. Reilly, Sr.
                                                -------------------------------
/s/ [ILLEGIBLE]                            Title: President
----------------------------                     ------------------------------
                                                 Louisiana Economic Development
                                                 Corporation




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